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CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                 CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of Managed Assets Trust (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Managed Assets Trust                        Managed Assets Trust

/s/ R. Jay Gerken                           /s/ Richard Peteka
-------------------------                   -------------------------
R. Jay Gerken                               Richard Peteka
Date: September 2,2003                      Date: September 2,2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.